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                                                                   Exhibit 10.12



               FOURTH AMENDMENT TO DEVELOPMENT AND LOAN AGREEMENT
                                     BETWEEN
                  THE DRY CREEK RANCHERIA BAND OF POMO INDIANS
                                       AND
                              DRY CREEK CASINO, LLC


         This Fourth Amendment to the Development and Loan Agreement ("Fourth Amendment") is made and entered into this 9th day of October, 2003, by and between the Dry Creek Rancheria Band of Pomo Indians, a federally recognized Indian tribe (the "Tribe"), and Dry Creek Casino, LLC, a Texas limited liability company ("Developer," and together with the Tribe, the "Parties"). Each capitalized term used in this Fourth Amendment and not otherwise defined herein shall have the meaning ascribed to it in the Development and Loan Agreement between the Parties dated August 26, 2001 (the "Agreement"), as amended by the Amendment to Development and Loan Agreement dated April 29, 2002 (the "First Amendment"), as further amended by the Second Amendment to Development and Loan Agreement dated February 19, 2003 (the "Second Amendment"), and as further amended by the Third Amendment to Development and Loan Agreement dated May 29, 2003 (the "Third Amendment"). The First Amendment, Second Amendment, and Third Amendment are collectively referred to as the "Prior Amendments."

         WHEREAS, the Parties executed the Agreement on August 26, 2001;

         WHEREAS, subsequent to the execution of the Agreement, the Parties thrice determined that the Agreement should be revised to reflect changed circumstances and executed the Prior Amendments; and

         WHEREAS, the Tribe and Developer have agreed to modify the terms of the Agreement in order to modify the amount of the Credit Enhancement Fee to be paid to Developer by Tribe.

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Parties hereby agree to the following amendments to the Agreement, as amended by the Prior Amendments:

         (1) The "Gross Revenues" definition of the Agreement shall be deleted and replaced with the following:

                  "Gross Revenues" means all revenues of any nature derived directly or indirectly from the Project including, without limitation, all Gaming revenue, all food and beverage sales, all entertainment and retail sales, all parking fees and all other rental or other receipts from lessees, sublessees, licensees and concessionaires (but not the gross receipts of such lessees, sublessees, licensees or concessionaires, provided that such lessees, sublessees, licensees and concessionaires are not subsidiaries or affiliates of the Tribe); provided, however, that all revenues received from the sale of alcoholic beverages to patrons of the Project shall be excluded from this definition. The term "alcoholic beverages" as used in this definition and as used in the definition of "Operating Expenses" shall have the same meaning as set forth in Section 23004 of the Ca1ifornia Alcoholic Beverage Control Act."

         (2) The first paragraph of the "Operating Expenses" definition of the Agreement shall be de1eted and replaced with the following:


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         "Operating Expenses" means expenses incurred in the ordinary course of operating the interim casino as recognized under GAAP, and including but not limited to costs associated with and payments due under the MOU, rent (and, with respect to capital leases, interest expenses) in connection with the rental or lease of any gaming equipment or device, including but not limited to royalties, license fees and other costs associated with the play of such equipment or device, including themed or progressive-style slot machines, interest paid on the Loan, regulatory fees, costs and assessments imposed under the Legal Requirements, and payments due under the Compact, but excluding the Credit Enhancement Fees, principal due under the Loan, any Tribal Draws, any amounts paid to Indemnitees under Section 4.5 of this Agreement, or any actual costs of the alcoholic beverages purchased by the Project. For avoidance of doubt, "Operating Expenses" shall not include (a) the repair and replacement reserve (or expenses) described in Section 2.11(e) of this Agreement, (b) depreciation, or (c) any expense which is incurred for some purpose other than the generation of income or the maintenance or protection of the Project.

         (3) Miscellaneous.

         (a) Authority. The Tribe represents and warrants that it has taken all action required by the Tribe's laws, its Articles of Association and the laws of the United States and all other applicable laws to authorize the execution, delivery and performance of this Fourth Amendment.

         (b) Agreement, and Prior Amendments Otherwise Not Affected. Except as expressly amended hereto, the Agreement and the Prior Amendments shall remain unchanged and in full force and effect (including, without limitation, Sections
5.3 and 5.4 of the Agreement, which is applicable to this Fourth Amendment) and is hereby ratified and confirmed in all respects.

         (c) Reference Within the Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or other words of like import, shall mean and be a reference to the Agreement as amended by the Prior Amendments, and this Fourth Amendment. For the avoidance of doubt, this shall include, without limitation, Sections 5.3 and 5.4 of the Agreement.

         (d) Complete Agreement Amendments. This Fourth Amendment together with the Agreement and the Prior Amendments and any attachments thereto (including the schedules, exhibits and annexes hereto and thereto), and the documents delivered pursuant to the Agreement, the Prior Amendments, and this Fourth Amendment constitute the entire agreement and understanding among the parties and supersede any prior written agreement and understanding relating to the subject matter thereto. This Fourth Amendment may not be modified, amended or otherwise altered except in accordance with the terms of the Agreement.

         (e) Reformation and Severability. In case any provision of this Fourth Amendment shall be invalid, illegal, unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, and unenforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such revision shall be severed from this Fourth Amendment and in either case the validity, legality, and enforceability of the remaining provisions of this Fourth Amendment shall not be in any way affected or impaired hereby.



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         (f) Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         (g) Additional Representations and Warranties.

              (i) Both Parties represent and warrant that neither party has made any representations to the other party concerning the matters addressed in the Agreement, the Prior Amendments, and this Fourth Amendment, except as expressly set forth in such documents.

              (ii) Both Parties represent and warrant that neither party has relied upon any statements not expressly set forth in the Agreement, the Prior Amendments, and this Fourth Amendment, in entering into this Fourth Amendment.

              (iii) Both Parties represent and warrant that they have entered into this Fourth Amendment on their own free will, without compulsion or duress, and after consultation with their legal counsel.


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         IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment as of this ____day of October, 2003, effective as of the date first written above.

THE DRY CREEK RANCHERIA BAND
OF POMO INDIANS, a federally-recognized
Indian tribe


         By: /s/ Elizabeth Elgin DeRouen
             ---------------------------
             Elizabeth Elgin DeRouen
             Chairperson


DRY CREEK CASINO, LLC, a Texas limited
liability company


          By:
             ---------------------------
              H. Thomas Winn
              Manager


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         IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment as of this 9th day of October, 2003, effective as of the date first written above.

THE DRY CREEK RANCHERIA BAND
OF POMO INDIANS, a federally-recognized
Indian tribe


         By:
             ---------------------------
             Elizabeth Elgin DeRouen
             Chairperson


DRY CREEK CASINO, LLC, a Texas limited
liability company


         By: /s/ H. Thomas Winn
             ---------------------------
             H. Thomas Winn
             Manager